UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 31, 2023, CASI Pharmaceuticals, Inc. (the “Company”) and CASI Pharmaceuticals Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company (“CASI Cayman”) entered into a definitive agreement and plan of merger (the “Merger Agreement”) related to a proposed merger transaction. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will merge with and into CASI Cayman (the “Redomicile Merger”), with CASI Cayman surviving and changing its name to CASI Pharmaceuticals, Inc. Following the Redomicile Merger, CASI Cayman, together with its subsidiaries, will own and continue to conduct the Company’s business in substantially the same manner as is currently being conducted by the Company and its subsidiaries.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Redomicile Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Redomicile Merger (the “Effective Time”) will be converted into the right to receive one ordinary share of CASI Cayman, credited as fully paid.

At the Effective Time, all existing equity compensation plans of the Company, as may be amended, will be adopted and assumed by CASI Cayman. Each outstanding option and other equity award issued under the equity compensation plans of the Company for the purchase or receipt of, or payment based on, each share of the Company’s common stock will represent the right to purchase or receive, or receive payment based on, one ordinary share in the capital of CASI Cayman on substantially the same terms. In addition, as part of the Redomicile Merger, CASI Cayman has agreed to assume all of the Company’s rights and obligations of any warrant, convertible debentures or other convertible securities that may convert in the Company’s common stock. All rights to purchase or receive, or receive payment based on, each share of the Company’s common stock arising under the Company’s warrants, convertible debentures or other convertible securities will entitle the holder thereof to purchase or receive, or receive payment based on, as applicable, one ordinary share of CASI Cayman.

At the Effective Time, the obligations of the Company under or with respect to every plan, trust, program and benefit then in effect or administered by the Company for the benefit of the directors, officers and employees of the Company or any of its subsidiaries will become the obligations of CASI Cayman and will be implemented and administered in the same manner and without interruption until the same are amended or otherwise altered or terminated.

Additionally, at the Effective Time, CASI Cayman will adopt and assume the obligations of the Company under or with respect to certain contracts or agreements as described in the Merger Agreement. The contracts and agreements will become the obligations of CASI Cayman and will be performed in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

The Merger Agreement contains customary closing conditions, including, among others, approval of the Redomicile Merger by the Company’s stockholders, the effectiveness of the registration statement on Form F-4 to be filed by CASI Cayman related to the Redomicile Merger and receipt of required regulatory approvals.

The consent of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the Merger Agreement. The board of directors of the Company believes that the Redomicile Merger, to be effected by the Merger Agreement, is advisable and in the best interests of the Company and its stockholders.

Pursuant to the Merger Agreement, the board of directors of the Company may exercise its discretion to terminate the Merger Agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Time, including after the adoption of the Merger Agreement by the Company’s stockholders.

Upon the Effective Time, the director and officer nominees set forth in the plan of merger attached to the Merger Agreement shall be appointed as the directors and offciers of the suriving company of the Redomicile Merger.

The Merger Agreement has been approved by the board of directors of the Company and the sole director of CASI Cayman. Subject to the required approval of the Company’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 to be filed by CASI Cayman related to the Redomicile Merger, and other customary closing conditions, the Redomicile Merger is expected to be completed during the first quarter of 2023.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Additional information about the Redomicile Merger and where to find it

In connection with the proposed Redomicile Merger, CASI Cayman will file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 to register the ordinary shares of CASI Cayman to be issued to the stockholders of the Company. The registration statement will include a proxy statement/prospectus of the Company which will be sent to the stockholders of the Company seeking their approval of the Redomicile Merger and related matters in addition to other matters. In addition, the Company may file other relevant documents concerning the proposed Redomicile Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Stockholders of the Company are urged to read the registration statement on Form F-4 and the proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed Redomicile Merger because they will contain important information about the Company, CASI Cayman and the proposed transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger, dated January 31, 2023 by and between CASI Pharmaceuticals, Inc. and CASI Pharmaceuticals Holdings, Inc.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Larry Zhang

Larry Zhang
President and Principal Financial Officer

Date: January 31, 2023